RULE 13a-14(a) CERTIFICATION IN
ACCORDANCE WITH SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas Schiller, certify that:

1.I have reviewed this Form 10-K/A of indie Semiconductor, Inc.; and

2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

March 19, 2024	/s/ Thomas Schiller
Date	Thomas Schiller
Chief Financial Officer & EVP of Strategy